UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest reported) September 27, 2000
                                                     ------------------


                             American River Holdings
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


       California                       0-31525                  68-0352144
----------------------------          -----------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
    Of incorporation)                 File Number)          Identification No.)


    1545 River Park Drive, Suite 107, Sacramento, California     95815
    --------------------------------------------------------  ----------
           (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code    (916) 565-6100
                                                      --------------


Page 1 of 4 Pages
The Index to Exhibits is on Page 3

Item 5.  Other Events.

         Registrant issued a joint press release with North Coast Bank, N.A. on September 27, 2000 stating that the shareholders of American River Holdings and North Coast Bank, N.A., at their respective shareholder meetings held on September 21, 2000, approved the proposed merger transaction whereby pursuant to that certain Agreement and Plan of Reorganization and Merger dated as of March 1, 2000, among American River Holdings, North Coast Bank, N.A. and ARH Interim National Bank, North Coast Bank, N.A. will merge with and into ARH Interim National Bank, resulting in North Coast Bank, N.A. becoming a subsidiary of American River Holdings. The foregoing description is qualified by reference to the joint press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         (99.1)   Joint press release dated September 27, 2000


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN RIVER HOLDINGS


                              /s/ MITCHELL A. DERENZO
                              --------------------------------------------
                              Mitchell A. Derenzo, Chief Financial Officer

September 27, 2000


Page 2 of 4 Pages

                                INDEX TO EXHIBITS


Exhibit No.             Description                                  Page
-----------             -----------                                  ----

  99.1                  Joint press release of American                4
                        River Holdings and North Coast
                        Bank, N.A. dated September 27,
                        2000


Page 3 of 4 Pages